UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/30/2013

Model N, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35840

Delaware	77-0528806
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1800 Bridge Parkway
Redwood City, CA 94065
(Address of principal executive offices, including zip code)

(650) 610-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On September 30, 2013, Model N, Inc. aligned its workforce with the company's strategic initiatives. This plan resulted in a reduction in the size of the company's workforce, primarily in professional services. The company intends to hire employees primarily in research and development and sales and marketing to continue to support its strategic initiatives.

The information contained in this Item 7.01 of this current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Model N, Inc.

Date: October 02, 2013	By:	/s/ Sujan Jain
Sujan Jain
Senior Vice President, Chief Financial Officer